UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	SVT	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                   ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

The 2025 Annual Meeting of the stockholders of the Company was held on June 3, 2025. Stockholders representing 2,162,581 shares, or 84.59% of the 2,556,502 common shares outstanding as of the April 11, 2025, record date were present in person or were represented at the meeting by proxy.

The following Directors were elected by the affirmative vote of a plurality of the votes cast. The results of the voting for each nominee were as follows.

Name	For	Withhold Authority	Broker Non-Votes
Brent D. Baird	1,601,226	509,117	52,238
William F. Farrell, Jr.	1,602,698	507,645	52,238
Karen L. Howard	1,689,378	420,965	52,238
Christopher M. Marks	1,599,788	510,555	52,238
Evan H. Wax	1,594,639	515,704	52,238

The advisory approval of executive compensation for 2024 received the affirmative vote of a majority of the votes cast in a non-binding vote. The results of the voting for the advisory vote were as follows:

For	Against	Abstentions	Broker Non-Votes
1,424,427	660,489	25,650	52,015

The results of the voting for the advisory on the frequency of future advisory say-on-pay votes were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
1,979,319	2,144	118,210	10,894	52,014

As a result of the shareholder advisory vote and other factors, the Company will hold future non-binding advisory votes on the compensation of the Named Executive Officers every one year, until the next non-binding advisory vote on the frequency of such votes on executive compensation.

The ratification of Freed Maxick, P.C. as the Company’s independent registered public accounting firm for the 2025 fiscal year received the affirmative vote of a majority of the votes cast and was passed. The results of the voting for this proposal were as follows:

For	Against	Abstentions
2,125,606	22,814	14,161

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      June 5, 2024

Servotronics, Inc.

By:	/s/ Robert Fraass
Robert Fraass
Chief Financial Officer